                                                                Exhibit 10.35


                            FIRST AMENDMENT TO THE
                             ANGELICA CORPORATION
                    1994 NON-EMPLOYEE DIRECTORS STOCK PLAN


      The Angelica Corporation 1994 Non-Employee Directors Stock Plan is hereby amended, effective as of January 27, 1998, in the following particulars:

1.    Article 1.4(aa) is hereby amended in its entirety to read as follows:

      RETAINER DATE means the date on which a Retainer payment is payable to a Non-Employee Director, which shall be November 29, 1994 for the Retainer payment for the initial Plan Year and the date of the Annual Meeting for subsequent Plan Years, provided, however, that if a Non-Employee Director is first elected to the Board on a date other than the date of the Annual Meeting, the Retainer Date for the then current Plan Year shall be the date he or she commences to serve as a new Non-Employee Director.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this 27th day of January, 1998.

                                    ANGELICA CORPORATION


                                    By:  /s/ Don W. Hubble
                                       ---------------------------------------
                                       Chairman of the Board,
                                       President and Chief Executive Officer